AMENDMENT TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT TO FUND PARTICIPATION AGREEMENT is made as of this 24th day of October, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (“Trust”), NEUBERGER BERMAN MANAGEMENT INC. (“NBMI”) (GWL&A, the Trust and NBMI collectively, the “Parties”), and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, the Parties are parties to a Fund Participation Agreement dated January 1, 1999 (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add First GWL&A, a New York life insurance company, as a Party to the Agreement; and

WHEREAS, the Parties to the Agreement desire to add additional separate Accounts; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting in its entirety Appendix B of the Agreement and replacing it with the Appendix B attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) the First GWL&A Account was established under the insurance laws of the State of New York; (ii) references in Section 2.1 to certain Colorado laws shall be changed to New York laws for the purposes of the First GWL&A Account. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A).
3.	All references to the “First GWL&A Account” now include the COLI VUL Series Account 2 (First GWL&A) and COLI VUL Series Account 4 (First GWL&A).
4.	Appendix B of the Agreement is hereby replaced in its entirety with Appendix B as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 24th day of October, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:/s/ Ron Laeyendecker_____________

Name: Ron Laeyendecker

Title: Senior Vice President

Date: 10/24/2007

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:/s/ Robert K. Shaw_______________

Name: Robert K. Shaw

Title: Senior Vice President

Date: 10/24/2007

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By its authorized officer,

By:/s/ Peter E. Sundman______________

Name: Peter E. Sundman

Title: Chairman and CEO

Date: November 6, 2007

NEUBERGER BERMAN MANAGEMENT INC.

By its authorized officer,

By:/s/ Peter E. Sundman______________

Name: Peter E. Sundman

Title: President

Date: November 6, 2007

Appendix B

Separate Accounts	Selected Portfolios
Maxim Series Account	Partners
COLI VUL Series Account 2	Partners, Guardian, Mid-Cap Growth
Socially Responsible, AMT Fasciano
COLI VUL Series Account 2 (First GWL&A)	Partners, Guardian, Mid-Cap Growth
Socially Responsible, AMT Fasciano
COLI VUL Series Account 4	Partners, Guardian, Mid-Cap Growth
Socially Responsible, AMT Fasciano
COLI VUL Series Account 4 (First GWL&A)	Partners, Guardian, Mid-Cap Growth
Socially Responsible, AMT Fasciano

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